Howard Weil 41 st Annual Energy Conference Bristow Group Inc. March 17-21, 2013 Exhibit 99.1

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

2 Forward-looking statements

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow is the leading provider of helicopter services
and is a unique investment in oil field services
•
~20 countries
•
556 aircraft
•
~3,400 employees
•
Ticker: BRS
•
Stock price
*
: $59.69/share
•
Market cap
*
: ~$2.2 billion
•
Quarterly dividend of $0.20/share
$67
Bristow flies crews and light cargo to production platforms, vessels and rigs
* Based on 36.6 million fully diluted weighted average shares outstanding for the nine months ended 12/31/2012 and stock price as of March 14, 2013.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Why Bristow?
$275
•
Bristow is the largest of only two global helicopter providers
•
Bristow is stable as we have long term contracts that serve
mostly production
•
Bristow is growing with demand not dependent on economic
or commodity cycles
•
Bristow’s asset values are resilient even in depressed
economic times as there is strong demand for helicopters
outside of E&P
•
Bristow pays a quarterly dividend of $0.20/share after a 33%
increase in June 2012 and has a $100 million share repurchase reauthorization

TARGET ZERO, our industry leading safety program, creates differentiation and client loyalty

NATIONAL
OCEAN
INDUSTRIES
ASSOCIATION

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the leading example emulated industry-wide
• Safety Performance accounts for 25% of management
incentive compensation
• 2011 National Ocean Industries Association (NOIA) Safety
in Seas Award Winner

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Our value proposition is based on three principles:
secular growth, financial safety, and balanced return
Long term value for our
shareholders
2.  Prudent Balance
Sheet management
with ample liquidity
1.  Growth not dependent
on economic or
commodity cycles
3.  Capital Return
through dividends and
opportunistic share repurchases
Investment:
FY 2012 - 2016

Helicopter transportation services

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

1.  Bristow services are utilized in every phase of
offshore oil and gas activity, especially production
• Largest share of revenues (>60%) relates to
oil and gas production, providing stability and
growth opportunities
• There are ~ 8,000 offshore production
installations worldwide — compared with
>600 exploratory drilling rigs
• ~ 1,700 helicopters are servicing the
worldwide oil and gas industry of which
Bristow’s fleet is approximately one-third
• Bristow revenues are primarily driven by
operating expenditures
Typical revenues by segment
Exploration
20%
Development
10%
Production
60%
Other 10%
ABANDONMENT
EXPLORATION SEISMIC
DEVELOPMENT
PRODUCTION

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%
Bristow’s contract structure generates predictable
cashflow:
Significant operating leverage
Revenue sources
• Two tiered contract structure includes both:
– Fixed monthly standing charge to reserve helicopter capacity
– Variable fees based on hours flown with fuel pass through
• Bristow contracts earn 65% of revenue without flying
Operating income

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow global operations deliver excellence
Safety
Reliability
Service
Performance
Fleet management improvements for availability ongoing. Global
Account Management instituted for best service. New consistent operational reporting tools being designed and implemented to track performance. Bristow Air Incident Rate (BAIR) instituted.
Service has been excellent. On average we’re receiving less than 1 complaint and almost 6 compliments for each 10,000 passengers transported.
Our on-time departure and availability statistics averaging 95%*
and 99%* respectively during the same period highlighting
exceptional operational performance.
TRIR was 0.28*, which is world class. We continue to strive for improvement.
* from April 1, 2012 to January 31, 2013

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

• During an October 2012 flight to an offshore platform, an EC225 helicopter flown by another operator performed a controlled ditching due to gear shaft failure. UK and
Norwegian CAAs issued safety directives, requiring operators to suspend operations of similar aircraft.
• We continue to actively support the ongoing efforts to determine the root cause and the development of acceptable mitigating measures to resume flight operations.
• Bristow is not operating a total of 16 large EC225 aircraft until further notice: 12 in the UK, three in Australia and one in Norway. Globally across the industry approximately 80 aircraft are affected.
• Bristow has increased utilization of other in-region aircraft, has moved, or is moving, available aircraft to mitigate the impact to our clients, and had brought new a/c into the
UK.
• Currently no client contracts have been cancelled.
• Bristow has the financial strength to handle this challenge. The previously announced order of ten new Sikorsky S-92 large helicopters is an example of our ability to manage through this issue, and importantly, react quickly to provide solutions for our clients in an already tight supply environment.
EC225 Fleet update

3
Greenland
101
9
Europe
11
2
Russia / Caspian
Old Technology
44
430
New
9
17
27
North America
17
Mid East, East Africa, India, Bangladesh
26
10
Malaysia, Thailand Indonesia
26
11
Australia
51
10
13
Gulf of Guinea
85
31
Brazil, Peru, Trinidad
19
233
222
15
Various International
Total Opportunities *
Small
Medium
Large

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

11 Our growth tracker has been updated for FY14- FY18 with 474 a/c opportunities (11% increase)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

•
Bristow uses specific
opportunities to create
our order book
•
Opportunities are
condensed to 288
realistic bids
•
82 high probability
targets are derived from
a view that we have an
~33% bid success rate
•
Our order book is then
managed using primarily
capital efficient a/c
options with our OEMs
* Orders and options are as of March 7, 2013
474 aircraft opportunities identified
82 high
probability targets
48
orders*
430 demand for new aircraft
288 realistic bid
opportunities
70 options
We manage our opportunities through the purchase of
118 a/c options and committed orders

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

2.  Bristow enjoys the strongest balance sheet in our
industry with ample liquidity, cash flow and asset value
Ample
Liquidity
Significant
Cash Flow
generation
•
BVA leads to a focus on cash and cash flows from
operations. Bristow generated 5% more operating cash
flow in FY12 compared to FY11
•
Bristow closed Q3 FY13 with more than $430 million of
liquidity
Prudent
Balance
Sheet
management
•
Adjusted Debt/Capital Ratio less than 44% with a BBB-
rating from Standard & Poor’s for secured debt
•
Operating lease strategy used to finance growth with a
very competitive cost of capital

Full fiscal year
YTD (from Apr 1 to Dec 31)
$ in millions
250
200
150
100
50
0
128
195
151
231
104
163
115
194
203
FY09
FY10
FY11
FY12
YTD FY13

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our focus on returns has yielded much higher
operating cash flow generation . . .
Net cash provided by operating activities*
* See 10-Q for more information on cash flow provided by operating activities

Total Liquidity
$ in millions
500
450
400
350
300
250
200
150
100
50
-
178
78
100
261
116
144
402
262
140
431
232
199
FY10
FY11
FY12
YTD FY13
Undrawn borrowing capacity
Cash

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

15 . . . leading to a robust cash and liquidity position

55.00
50.00
45.00
40.00
35.00
$53.60
$52.89
$44.06
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Book value per share
NAV per share
Average stock price

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . And growth in our asset values
• Our net asset value (NAV) primarily consists of  the fair market value of the fleet, which has resilient value through downturns
• In the past two years, Bristow has increased our NAV per share by almost 20% while maintaining prudent balance sheet
management and increasing BVA

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

3.  Bristow has a proven commitment to a balanced return
for our shareholders as demonstrated in the past year
Share
Repurchase
Regular
Dividend
•
FY12 quarterly dividend initiated at $0.15/share
•
Dividend increased by 33% to $0.20/share in
June 2012 quarter
•
Bristow has renewed its $100 million share
repurchase reauthorization with ~$1 million
repurchased in 3QFY13
•
Value is key to decision with net book value
and aircraft FMV being guide posts

LACE (Large AirCraft Equivalent)	156 - 158
LACE Rate	~ $8.25 - 8.55M
G & A expense (all inclusive)	~ $150 - 155M

Depreciation expense	~ $90 - 95M
Interest expense	~ $38 - 43M
Tax rate*	~ 20 - 22%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Bristow has also delivered consistent financial
performance over the past year
•
Annual adjusted EPS guidance has been raised to $3.60 -
$3.85 per share from $3.25 - $3.55 per share
* Assuming revenue earned in same regions and same mix
•
Eighth consecutive quarterly dividend since the end of FY11
•
Repurchased $1.2 million of shares in Q3 FY13

Conclusions
• Safety continues to be our number one priority as we strive to achieve Target Zero
• We see continued improvement in revenue generation
through new contract awards across all business units
coupled with an ongoing effective cost management focus
• Higher year-over-year EBITDAR and BVA demonstrate the
strength of our business model, especially with the investment in Cougar
• Our prudent balance sheet allows us to respond to and
successfully manage through industry challenges such as the
EC225 suspension of operations

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

20 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us

21 Appendix

Bristow
NABU 17%
EBU 37%
WASBU 21%
AUSBU 12%
OIBU 10%
BRS Academy 3%
U.S. GoM – 76/7
Alaska – 16/8
Cougar - 8
UK – 42/4
Norway – 16/4
Netherlands – 2/1
FBH - 64
Nigeria – 43/7
Australia – 25/11
Mexico – 11/5
Brazil – 9/9
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia -5/2
Other – 6/1
Lider - 91
PAS - 45
Florida – 56/1
Louisiana – 14/1
U.K. – 5/1
Nevada -3/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Organizational Chart - as of December 31, 2012
Business Unit
(% of FY13 Operating Revenue)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(# of aircraft)
Key
Operated Aircraft
Bristow owned and/or operated
356 aircraft as of December 31,
2012
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 200 aircraft
as of December 31, 2012

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of December 31, 2012
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Fair market value of our owned fleet is $2.0 billion and leased fleet is $400 million
2
1
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 20 - 20 -
AW189
16 Twin Turbine - - - 6
EC175 16 Twin Turbine - - - 5
EC225 25 Twin Turbine 20 - 20 3
Mil MI 8
20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92
19 Twin Turbine 42 7 49 18
91 7 98 32
LACE 89
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 6
Bell 212
12 Twin Turbine 14 14 -
Bell 412 13 Twin Turbine 30 20 50 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++
12 Twin Turbine 15 5 20 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D
12 Twin Turbine 10
104 75 179 16
LACE 45
1) LACE does not include held for sale, training and fixed wing helicopters
2) Order book is as of March 7, 2013

Type	No. of PAX	Engine	Aircraft Consl	Unconsl	Total	Ordered
Small Helicopters						
Bell 206B	4	Turbine	1	2	3	-
Bell 206 L-3	6	Turbine	4	6	10	-
Bell 206 L-4	6	Turbine	28	1	29	-
Bell 407	6	Turbine	37	-	37	-
BK 117	7	Twin Turbine	2	-	2	-
BO-105	4	Twin Turbine	2	-	2	-
EC135	7	Twin Turbine	6	3	9	-
			80	12	92	-
LACE			20			
Training Helicopters						
AW139	12	Twin Turbine	-	3	3	-
Bell 412	13	Twin Turbine	-	8	8	-
Bell 212	12	Twin Turbine	-	15	15	-
AS355	4	Twin Turbine	5	-	5	-
AS350BB	4	Turbine	-	36	36	-
Agusta 109	8	Twin Turbine	-	2	2	-
Bell 206B	6	Single Engine	12	-	12	-
Robinson R22	2	Piston	12	-	12	-
Robinson R44	2	Piston	3	-	3	-
Sikorsky 300CB/Cbi	2	Piston	45	-	45	-
Fixed Wing			1	-	1	-
			78	64	142	-
Fixed Wing			3	42	45	-
Total			356	200	556	48[2]
TOTAL LACE (Large Aircraft Equivalent)[1]			154			

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of December 31, 2012 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
1) LACE does not include held for sale, training and fixed wing helicopters
2) Order book is as of March 7, 2013

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and
amount of capital needed to grow
• Of the 61 aircraft currently leased in our fleet, 31 are training and 30 are commercial (22 LACE)
• 22 LACE aircraft represent approximately 14% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for 20-30% of our
LACE
Leased aircraft as of December 31, 2012
See 10-Q Note 6 “Commitments and contingencies” for more information provided on operating leases
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             -             10           10           10                  51              20%
WASBU -             1             -             1             1                     20              3%
NABU 1             11           2             14           8                     39              20%
AUSBU 2             -             3             5             4                     17              21%
OIBU -             -             -             -             -                     27              -
Total 3             12           15           30           22                  154            14%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q3 FY13
See 10-Q Note 6 “Commitments and contingencies” for more information provided on operating leases
Small Medium Large Total
EBU -          2           2         4
WASBU -          1           -          1
NABU -          -            -          -
AUSBU -          4           -          4
OIBU -          8           -          8
Total -          15          2         17
Held for sale aircraft in consolidated fleet
Small Medium Large Training Total
EBU -          -            10        -           10
WASBU -          1           -          -           1
NABU 1         11          2         -           14
AUSBU 2         -            3         -           5
OIBU -          -            -          -           -
Academy -          -            -          31         31
Total 3         12          15        31         61
Leased aircraft in consolidated fleet
# of A/C Sold Received**
Q1 FY13 4                  19.0 $
Q2 FY13 5                  16.5
Q3 FY13 4                  7.5
Totals 13                 43.0 $
** Amounts stated in millions
Q1 FY13 Q2 FY13 Q3 FY13 YTD
Fleet Count Beginning 361 357 349 361
Delivered -
B412EP
1 1
S-92
2 10 12
EC225 1 1 2
Total Delivered 2 1 12 15
Removed
Sales (4) (5) (5) (14)
Other* (2) (4) - (6)
Total Removed
(6) (9) (5) (20)
357 349 356 356
* Includes destroyed aircraft, lease returns and commencements
Fleet changes

Operating Revenue, LACE, and LACE Rate by BU
YTD FY13

	Op revenue[1]	LACE	LACE Rate[2,3]
EBU	373	51	9.74
WASBU	208	20	13.71
NABU	169	39	5.84
AUSBU	118	17	9.55
IBU	97	27	4.76
Total	965	154	8.49

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

27 Operating revenue, LACE and LACE Rate by BU 1) $ in millions 2) LACE Rate is annualized 3) $ in millions per LACE

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU 42 43 48 46 44 46 46 45 47 45 51
WASBU 24 24 21 22 23 22 22 22 22 22 20
NABU 39 35 34 29 30 29 30 30 30 31 39
AUSBU 20 23 24 20 19 20 20 19 18 17 17
OIBU 33 33 33 38 39 38 38 34 32 28 27
Consolidated 157 158 159 154 154 154 155 149 147 142 154
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09 $10.60 11.03 9.74
WASBU 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46 12.35 12.24 13.71
NABU 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79 7.05 7.11 5.84
AUSBU 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78 8.48 9.29 9.55
OIBU 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22 4.22 4.62 4.76
Consolidated 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89 8.55 8.95 8.49
LACE
2011 2012
2011 2012 2013
2013
LACE Rate
1,2

ORDER BOOK*

#	Helicopter Class	Delivery Date	Location	Contracted
4	Large	March 2013	EBU	4 of 4
2	Large	September 2013	NABU	1 of 2
1	Large	September 2013	EBU	
1	Large	September 2013	WASBU	
3	Large	December 2013	IBU	
2	Large	December 2013	EBU	
1	Large	December 2013	AUSBU	1 of 1
1	Large	March 2014	EBU	
1	Large	March 2014	OIBU	
1	Large	March 2014	AUSBU	
2	Large	June 2014	EBU	2 of 2
3	Large	September 2014	EBU	3 of 3
1	Large	December 2014	EBU	
1	Large	March 2015	EBU	
3	Large	June 2015	AUSBU	1 of 1
2	Large	September 2015	AUSBU	1 of 1
3	Large	December 2015	AUSBU	
1	Medium	June 2013	NABU	1 of 1
1	Medium	June 2013	AUSBU	1 of 1
6	Medium	September 2013	NABU	
2	Medium	December 2013	NABU	
1	Medium	March 2014	WASBU	
2	Medium	June 2014	WASBU	
3	Medium	September 2014	IBU	
48				15 of 48

* Six large ordered aircraft expected to enter service late calendar 2014 are subject to the successful development and certification of the aircraft.

OPTIONS BOOK

#	Helicopter Class	Delivery Date
1	Large	June 2014
1	Large	September 2014
3	Large	December 2014
4	Large	March 2015
3	Large	June 2015
3	Large	September 2015
3	Large	December 2015
3	Large	March 2016
4	Large	June 2016
4	Large	September 2016
4	Large	December 2016
3	Large	March 2017
3	Large	June 2017
3	Large	September 2017
2	Large	December 2017
1	Medium	March 2014
4	Medium	June 2014
2	Medium	September 2014
6	Medium	December 2014
2	Medium	March 2015
1	Medium	June 2015
1	Medium	December 2015
1	Medium	March 2016
2	Medium	June 2016
1	Medium	September 2016
1	Medium	December 2016
1	Medium	March 2017
1	Medium	June 2017
1	Medium	September 2017
1	Medium	December 2017
70		

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

29 Order and options book as of March 7, 2013

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
* Adjusted EBITDAR excludes special items and asset dispositions and calculated by taking adjusted EBITDAR divided by operating revenue
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 31.2% 31.7% 31.9% 28.0% 30.8% 29.8% 31.5% 34.6% 34.4% 32.7%
WASBU 31.7% 36.8% 33.7% 39.1% 36.0% 33.7% 36.9% 35.8% 34.3% 35.2%
NABU 18.3% 20.0% 14.9% 17.7% 17.8% 20.8% 25.8% 15.9% 8.5% 18.5%
AUSBU 26.5% 36.7% 34.4% 31.3% 32.4% 33.2% 26.1% 27.0% 31.1% 29.3%
OIBU 34.4% 37.6% 25.9% 25.1% 31.0% 18.3% 40.2% 37.4% 59.4% 39.3%
Consolidated 24.7% 27.8% 24.7% 23.9% 25.3% 23.8% 27.5% 25.9% 29.6% 26.7%
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3
EBU 33.0% 31.4% 30.7% 36.1% 32.9% 32.2% 34.6% 39.5%
WASBU 29.5% 35.5% 37.2% 36.6% 35.0% 31.9% 26.5% 35.0%
NABU 14.3% 20.6% 14.8% 19.4% 17.3% 23.2% 20.7% 29.1%
AUSBU 20.2% 14.4% 23.5% 35.6% 24.3% 27.0% 28.0% 27.3%
OIBU 48.1% 19.1% 47.8% 42.9% 39.5% 36.2% 44.2% 55.7%
Consolidated 23.4% 24.0% 27.6% 31.2% 26.6% 26.3% 26.1% 31.5%
2010 2011
2012 2013
(fiscal year ended)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD
Net income $24.0 $33.7 $27.1 $28.7 $113.5 $20.9 $38.8 $42.3 $31.2 $133.3
Income tax expense 9.5 11.2 5.7 2.6 29.0 8.5 3.3 -11.8 7.1 7.1
Interest expense 10.0 10.6 11.0 10.8 42.4 11.1 11.5 13.8 9.9 46.2
Gain on disposal of assets -6.0 -4.9 -2.4 -5.3 -18.7 -1.7 -1.9 0.0 -5.1 -8.7
Depreciation and amortization 18.2 18.5 20.7 17.4 74.7 19.3 21.0 21.3 27.7 89.4
Special items 2.5 -2.4 -1.2 1.0 0.0 0.0 0.0 -1.2 2.4 1.2
  EBITDA Subtotal 58.2 66.7 60.8 55.1 240.9 58.1 72.7 64.4 73.3 268.5
Rental expense 7.0 6.9 7.2 6.3 27.3 6.6 6.1 8.7 7.7 29.2
Adjusted EBITDAR $65.2 $73.6 $0.1 $61.3 $268.2 $64.7 $78.8 $73.1 $81.1 $297.7
($ in millions) Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3
Net income $21.2 $3.0 $26.5 $14.6 $65.2 $24.2 $30.4 $36.7
Income tax expense 6.6 -1.9 7.1 2.4 14.2 6.2 8.3 7.8
Interest expense 9.0 9.5 9.8 10.0 38.1 8.8 8.6 14.7
Gain on disposal of assets -1.4 1.6 2.9 28.6 31.7 5.3 1.3 -7.4
Depreciation and amortization 22.7 25.4 22.7 25.3 96.1 21.4 23.3 24.9
Special items 0.0 24.6 0.0 3.4 28.1 2.2 -2.8 14.9
  EBITDA Subtotal 58.1 62.1 68.9 84.3 273.4 68.0 69.2 91.6
Rental expense 9.0 9.1 12.8 15.1 46.0 16.3 15.3 17.6
Adjusted EBITDAR $67.0 $71.2 $81.8 $99.5 $319.5 $84.3 $84.5 $109.2
3/31/2010 3/31/2011
3/31/2012
Fiscal year ended,
3/31/2013

BVA	=	GCF	-	(	GOA	X	10.5%**)
$9.3	=	$95*	-	(	$3,269*	X	2.625%**)
$1.1	=	$77*	-	(	$2,892*	X	2.625%**)

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
Bristow Value Added calculation for Q3 FY13
Bristow Value Added calculation for Q3 FY12
Bristow Value Added (BVA)
Sample calculation for Q3 FY13 and Q3 FY12
*     Reconciliation for these items follows right after  this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Reconciliation
(in millions)
Gross Cash Flow Reconciliation Q3 FY13 Q3 FY12
Net Income $36 $26
Depreciation and Amortization 25 23
Interest Expense 15 10
Interest Income (0)                    (0)
Rent 18                   13
Other Income/expense-net 15                   0
Earnings of Discontinued Operations - -
Gain/loss on Asset Sale (7)                    3
Special Items - -
Tax Effect from Special Items (3)                    (1)
Earnings (losses) from Unconsolidated Affiliates, Net (9)                    (3)
Non-controlling Interests 0 1
Gross Cash Flow (before Lider) $90 $71
Gross Cashflow -Lider prportional 5 6
Gross Cash Flow after Lider $95 $77

(in millions)

Adjusted Gross Operating Assets Reconciliation	Q3 FY13	Q3 FY12
Total Assets	$3,051	$2,766
Accumulated Depreciation	480	477
Capitalized Operating Leases	244	143
Cash and Cash Equivalents	(232)	(245)
Investment in Unconsolidated Entities	(267)	(200)
Goodwill	(30)	(29)
Intangibles	(4)	(5)
Assets Held for Sale: Net	(15)	(31)
Assets Held for Sale: Gross	76	71
Adj. for gains & losses on assets sales	108	47
Accounts Payable	(63)	(38)
Accrued Maintenance and Repairs	(18)	(14)
Other Accrued Taxes	(8)	(4)
Accrued Wages, Benefits and Related Taxes	(51)	(41)
Other Accrued Liabilities	(27)	(20)
Income Taxes Payable	(13)	(9)
Deferred Revenue	(20)	(9)
ST Deferred Taxes	(12)	(6)
LT Deferred Taxes	(147)	(149)
Adjusted Gross Operating Assets before Lider	**$3,053**	**$2,705**
Adjusted Gross Operating Assets-Lider proportional	216	188
	$3,269	**$2,892**

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

34 Gross Operating Asset Reconciliation

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP Reconciliation
Three Months Ended Nine Months Ended
December 31, December 31,
2012 2011 2012 2011
(In thousands)
Adjusted operating income $ 66,724 $ 46,418 $ 160,000 $ 119,900
Gain (loss) on disposal of assets 7,396 (2,865) 819 (3,060)
Special items — — 622 (27,287)
Operating income $ 74,120 $ 43,553 $ 161,441 $ 89,553
Adjusted EBITDAR $ 109,223 $ 81,769 $ 277,950 $ 220,029
Gain (loss) on disposal of assets 7,396 (2,865) 819 (3,060)
Special items (14,932) — (14,310) (24,610)
Depreciation and amortization (24,867) (22,709) (69,560) (70,848)
Rent expense (17,604) (12,836) (49,160) (30,897)
Interest expense (14,742) (9,756) (32,113) (28,170)
Provision for income taxes (7,788) (7,118) (22,310) (11,779)
Net income $ 36,686 $ 26,485 $ 91,316 $ 50,665
Adjusted net income $ 42,632 $ 27,790 $ 101,304 $ 71,089
Gain (loss) on disposal of assets (i) 6,101 (2,258) 658 (2,482)
Special items (i) (12,341) — (12,240) (19,319)
Net income attributable to Bristow Group $ 36,392 $ 25,532 $ 89,722 $ 49,288
Adjusted diluted earnings per share $ 1.17 $ 0.76 $ 2.77 $ 1.93
Gain (loss) on disposal of assets (i) 0.17 (0.06) 0.02 (0.07)
Special items (i) (0.34) — (0.33) (0.53)
Diluted earnings per share 1.00 0.70 2.45 1.34
(i)
These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2012 900.6 $                                   1,616.8 $              2,517.4 $        35.8%
Adjust for:
Unfunded Pension Liability 115.7                                      115.7
NPV of Lease Obligations 243.9                                      243.9
Letters of credit 2.6                                         2.6
Adjusted 1,262.7 $                                (d) 1,616.8 $              2,879.5 $        43.9%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2013 377.4 $                                   (e)
\
= (d) / (e) 3.35:1

65.00
55.00
45.00
35.00
25.00
15.00
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
$53.60
$52.89
$44.06
Book value per share
NAV per share
Average stock price

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

37 Net Asset Value (NAV) Comparison: 12/31/2003 to 12/31/2012

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

38 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us